UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2007

PROLIANCE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13894 (Commission File Number)	34-1807383 (IRS Employer Identification No.)

100 Gando Drive, New Haven, Connecticut 06513 (Address of Principal Executive Offices, including Zip Code)

(203) 401-6450
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 13, 2007, Proliance International, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing the results of operations and financial condition for the second quarter and six months ended June 30, 2007.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits – The following exhibit is furnished as part of this report:

99.1	Press Release dated August 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLIANCE INTERNATIONAL, INC.
Date: August 13, 2007	By:	/s/ Arlen F. Henock
Arlen F. Henock Executive Vice President and Chief Financial Officer